Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Central Fidelity Banks, Inc.:

We consent to the use of our report incorporated herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG PEAT MARWICK LLP


Richmond, Virginia
June 30, 1995